Exhibit 99.1

New Mountain Finance Corporation Announces Pricing of $200 Million of 7.50% Convertible Notes due 2025 and Announces Preliminary Financial Results for the Quarter Ended September 30, 2022

New York, NY – 10/28/2022 – New Mountain Finance Corporation (the “Company”) (NASDAQ: NMFC) announced today the pricing of $200.0 million in aggregate principal amount of its 7.50% convertible notes due 2025 (the “Notes”). In connection with the offering, the Company entered into a private placement purchase agreement (the “Purchase Agreement”) with the several purchasers, each of whom is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act. The closing of the offering is subject to customary closing conditions and is expected to take place on November 2, 2022.

Subject to the terms and conditions of an indenture governing the Notes that will be entered into in connection with the closing of the offering, the Notes will be convertible into shares of the Company’s common stock (together with cash in lieu of fractional shares) at an initial conversion rate of 70.4225 shares of the Company’s common stock per $1,000 principal amount of Notes (subject to adjustments by the Company as provided in the indenture), which is equal to an initial conversion price of approximately $14.20 per share of the Company’s common stock. The initial conversion price represents a 14.7% conversion premium over the last reported sale price of the Company’s common stock on October 27, 2022, which was $12.38 per share. The conversion rate and conversion price will be subject to adjustment upon the occurrence of certain events. A holder may convert its Notes in whole or in part any time prior to the close of business on the scheduled business day immediately preceding the maturity date of October 15, 2025.

The Notes will mature on October 15, 2025, unless earlier converted, redeemed or repurchased in accordance with their terms. The Notes will accrue interest at an annual rate of 7.50%, payable semi-annually in arrears on April 15 and October 15 of each year, commencing on April 15, 2023.

The Company intends to use the net proceeds from the sale of the Notes to launch a tender offer for the Company’s existing 5.75% Convertible Notes due 2023 and then, to the extent any net proceeds remain, to repay other outstanding indebtedness and for general corporate purposes. The Notes have no restrictions related to the type and security of assets in which the Company might invest.

The Notes and the shares of the Company’s common stock underlying the Notes have not been registered under the Securities Act or any applicable state securities laws. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Oppenheimer & Co. Inc. is serving as the placement agent for the offering.

Additionally, the Company announced preliminary estimates of certain financial results for its third fiscal quarter ended September 30, 2022.

As of October 27, 2022, the Company estimates that its net asset value per share as of September 30, 2022 was between $13.15 per share and $13.25 per share. The preliminary estimate of the Company’s net investment income for the same period is in the range of $0.31 to $0.33 per share.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, the Company’s management. Neither Deloitte & Touche LLP, the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled or performed any procedures with respect to the preliminary financial data.

The preliminary estimates of third quarter 2022 financial information and results furnished above are based on the Company’s preliminary determinations and current expectations, and such information is inherently uncertain. These estimates are subject to the completion of the Company’s financial closing procedures, as well as the Company Board of Directors’ determination of the fair value of the Company’s investments as of September 30, 2022, and are not a comprehensive statement of the Company’s financial results as of September 30, 2022.

Actual results may differ materially from these estimates as a result of the completion of the period and the Company’s financial closing procedures, final adjustments and other developments which may arise between now and the time that the Company’s financial results are finalized. The Company assumes no duty to update these preliminary estimates except as required by law.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of these securities, in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

ABOUT NEW MOUNTAIN FINANCE CORPORATION

New Mountain Finance Corporation is a closed-end, non-diversified and externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company’s investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The Company’s first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose the Company to the risks associated with second lien and subordinated loans to the extent it invests in the “last out” tranche. In some cases, the investments may also include small equity interests. The Company’s investment activities are managed by its Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

ABOUT NEW MOUNTAIN CAPITAL

New Mountain Capital is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with over $37 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements”, which relate to the Company’s future operations, future performance or the Company’s financial condition. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the impact of COVID-19, the current conflict between Russia and Ukraine, and related changes in base interest rates and significant volatility on the Company’s business, portfolio companies, the Company’s industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission or factors that are beyond the Company’s control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein, except as may be required by law. All forward-looking statements speak only as of the time of this press release.

Contacts

New Mountain Finance Corporation
Investor Relations
Shiraz Y. Kajee, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505